EXHIBIT 99.2

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

(Unaudited)

	June 30,
	2011	2010
ASSETS
Cash and due from banks	$5,820	$5,834
Federal funds sold	3,232	12,371

Total cash and cash equivalents	9,052	18,205
Securities:
Trading	5,053	4,402
Available for sale	145,671	242,430
Held to maturity (fair value $387,286 in 2011, $326,867 in 2010)	370,626	320,807
Stock of the Federal Home Loan Bank, at cost	15,463	18,148
Loans held for sale, carried at fair value at June 30, 2011	20,110	5,511
Loans - net of allowance for loan losses of $7,419 in 2011; $5,893 in 2010	1,325,101	774,899
Accrued interest receivable	6,577	5,040
Furniture, equipment and software - net	3,153	621
Deferred income tax	10,934	6,153
Cash surrender value of life insurance	5,087	4,911
Other real estate owned and reposessed vehicles	9,604	2,701
Other assets	13,656	17,253

TOTAL	$1,940,087	$1,421,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$7,369	$5,441
Interest bearing	1,332,956	962,739

Total deposits	1,340,325	968,180
Securities sold under agreements to repurchase	130,000	130,000
Advances from the Federal Home Loan Bank	305,000	182,999
Junior subordinated debt and other borrowings	7,655	5,155
Accrued interest payable	2,237	1,979
Accounts payable and accrued liabilities	7,104	2,960

Total liabilities	1,792,321	1,291,273
COMMITMENTS AND CONTINGENCIES (Note 14)
STOCKHOLDERS’ EQUITY:
Preferred stock - 1,000,000 shares authorized;
Series A - $10,000 stated value; 515 (2011) and 515 (2010) shares issued and outstanding	5,063	5,063
Common stock - $0.01 par value; 25,000,000 shares authorized; 11,151,963 shares issued and 10,436,332 shares outstanding (2011); 10,827,673 shares issued and 10,184,975 shares outstanding (2010)	112	108
Additional paid-in capital	88,343	84,605
Accumulated other comprehensive income (loss) - net of tax	(971)	4,043
Retained earnings	60,152	39,882
Treasury stock, at cost; 715,631 shares and 642,698 shares, respectively	(4,933)	(3,893)

Total stockholders’ equity	147,766	129,808

TOTAL	$1,940,087	$1,421,081

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

(Unaudited)

	Year Ended June 30,
	2011	2010	2009
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$60,508	$43,697	$41,782
Investments	32,427	41,875	35,996

Total interest and dividend income	92,935	85,572	77,778

INTEREST EXPENSE:
Deposits	22,276	21,254	23,983
Advances from the Federal Home Loan Bank	6,263	7,725	11,385
Other borrowings	5,883	5,974	6,051

Total interest expense	34,422	34,953	41,419

Net interest income	58,513	50,619	36,359
Provision for loan losses	5,800	5,775	4,730

Net interest income, after provision for loan losses	52,713	44,844	31,629

NON-INTEREST INCOME:
Realized gain (loss) on securities:
Sale of FNMA preferred stock	—	—	(7,902)
Sale of mortgage-backed securities	2,420	13,037	2,816

Total realized gain (loss) on securities	2,420	13,037	(5,086)

Other-than-temporary loss on securities:
Total impairment losses	(5,942)	(6,910)	(13,831)
Loss recognized in other comprehensive loss	4,401	872	12,377

Net impairment loss recognized in earnings	(1,541)	(6,038)	(1,454)
Fair value gain (loss) on trading securities	651	(1,039)	(2,055)

Total unrealized loss on securities	(890)	(7,077)	(3,509)

Prepayment penalty fee income	1,073	122	64
Mortgage banking income	4,731	1,694	1,381
Banking service fees and other income	659	540	463

Total non-interest income (loss)	7,993	8,316	(6,687)

NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	14,524	7,371	5,579
Professional services	2,108	1,519	1,419
Occupancy and equipment	834	419	442
Data processing and internet	983	891	796
Advertising and promotional	1,025	444	560
Depreciation and amortization	618	235	171
Real estate owned and repossessed vehicles	1,554	2,661	667
FDIC and OTS regulatory fees	2,017	1,562	1,658
Other general and administrative	2,871	2,181	1,602

Total non-interest expense	26,534	17,283	12,894

INCOME BEFORE INCOME TAXES	34,172	35,877	12,048
INCOME TAXES	13,593	14,749	4,906

NET INCOME	$20,579	$21,128	$7,142

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$20,270	$20,517	$6,452

Basic earnings per share	$1.88	$2.31	$0.78
Diluted earnings per share	$1.87	$2.22	$0.77

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

(Unaudited)

	For the Quarter Ended June 30,
	2011	2010
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$17,609	$11,849
Investments	7,725	8,873

Total interest and dividend income	25,334	20,722

INTEREST EXPENSE:
Deposits	6,018	5,094
Advances from the Federal Home Loan Bank	1,435	1,692
Other borrowings	1,466	1,467

Total interest expense	8,919	8,253

Net interest income	16,415	12,469
Provision for loan losses	1,450	925

Net interest income, after provision for loan losses	14,965	11,544

NON-INTEREST INCOME:
Realized gain (loss) on securities:
Sale of FNMA preferred stock	—	—
Sale of mortgage-backed securities	460	544

Total realized gain (loss) on securities	460	544

Other-than-temporary loss on securities:
Total impairment losses	(1,209)	(108)
Loss recognized in other comprehensive loss	723	43

Net impairment loss recognized in earnings	(486)	(65)
Fair value gain (loss) on trading securities	584	(14)

Total unrealized loss on securities	98	(79)
Prepayment penalty fee income	48	36
Mortgage banking income	1,101	246
Banking service fees and other income	313	152

Total non-interest income (loss)	2,020	899

NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	4,284	2,327
Professional services	564	303
Occupancy and equipment	228	121
Data processing and internet	290	252
Advertising and promotional	433	150
Depreciation and amortization	254	65
Real estate owned and repossessed vehicles	306	640
FDIC and OTS regulatory fees	543	341
Other general and administrative	764	610

Total non-interest expense	7,666	4,809

INCOME BEFORE INCOME TAXES	9,319	7,634
INCOME TAXES	3,774	2,937

NET INCOME	$5,545	$4,697

Diluted earnings per share	$0.50	$0.44

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Dollars in thousands)

	Convertible Preferred Stock		Common Stock
			Number of Shares
(Unaudited)	Shares	Amount	Issued	Treasury	Outstanding	Amount	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Comprehensive Income	Total
BALANCE—June 30, 2008	4,265	$8,813	8,627,840	(328,277)	8,299,563	$86	$60,684	$14,975	$1,017	$(2,493)		$83,082

Comprehensive income:
Net income	—	—	—	—	—	—	—	7,142	—	—	$7,142	7,142
Net unrealized gain from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	909	—	909	909

Total comprehensive income											$8,051

Cash dividends on preferred stock	—	—	—	—	—	—	—	(690)	—	—		(690)
Issuance of convertible preferred stock	1,040	1,017	—	—	—	—	—	—	—	—		1,017
Stock-based compensation expense	—	—	—	—	—	—	651	—	—	—		651
Restricted stock grants	—	—	50,300	(13,741)	36,559	1	—	—	—	(82)		(81)
Purchase of Treasury Stock	—	—	—	(276,200)	(276,200)	—	—	—	—	(982)		(982)
Cumulative effect of the adoption of SFAS 159	—	—	—	—	—	—	—	(2,062)	—	—		(2,062)
Stock option exercises and tax benefits of equity compensation	—	—	27,935	(5,089)	22,846	—	(15)	—	—	(32)		(47)

BALANCE—June 30, 2009	5,305	$9,830	8,706,075	(623,307)	8,082,768	$87	$61,320	$19,365	$1,926	$(3,589)		$88,939

Comprehensive income:
Net income	—	—	—	—	—	—	—	21,128	—	—	$21,128	21,128
Net unrealized gain from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	2,117	—	2,117	2,117

Total comprehensive income	—	—	—	—	—	—	—	—	—	—	$23,245

Cash dividends on preferred stock	—	—	—	—	—	—	—	(611)	—	—		(611)
Issuance of common stock	—	—	1,226,276	—	1,226,276	12	15,082	—	—	—		15,094
Convert preferred stock to common stock	(4,790)	(4,767)	531,690	—	531,690	6	4,761	—	—	—		—
Stock-based compensation expense	—	—	—	—	—	—	866	—	—	—		866
Restricted stock grants	—	—	56,575	(17,328)	39,247	—	181	—	—	(289)		(108)
Stock option exercises and tax benefits of equity compensation	—	—	307,057	(2,063)	304,994	3	2,395	—	—	(15)		2,383

BALANCE—June 30, 2010	515	$5,063	10,827,673	(642,698)	10,184,975	$108	$84,605	$39,882	$4,043	$(3,893)		$129,808

Comprehensive income:
Net income	—	—	—	—	—	—	—	20,579	—	—	$20,579	20,579
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(5,014)	—	(5,014)	(5,014)

Total comprehensive income	—	—	—	—	—	—	—	—	—	—	$15,565

Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—		(309)
Issuance of common stock	—	—	—	—	—	—	—	—	—	—		—
Convert preferred stock to common stock	—	—	—	—	—	—	—	—	—	—		—
Stock-based compensation expense	—	—	—	—	—	—	2,153	—	—	—		2,153
Restricted stock grants	—	—	195,909	(72,933)	122,976	3	314	—	—	(1,040)		(723)
Stock option exercises and tax benefits of equity compensation	—	—	128,381	—	128,381	1	1,271	—	—	—		1,272

BALANCE—June 30, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)		$147,766

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

	Year Ended June 30,
	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$20,579	$21,128	$7,142
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(16,651)	(24,062)	(13,741)
Amortization (accretion) of premiums (discounts) on loans	(3,861)	(3,840)	(1,906)
Amortization of borrowing costs	1	15	18
Stock-based compensation expense	2,153	866	651
Net (gain) loss on sale of investment securities	(2,420)	(13,037)	5,086
Valuation of financial instruments carried at fair value	(651)	1,039	2,055
Impairment charge on securities held to maturity	1,526	6,038	1,454
Provision for loan losses	5,800	5,775	4,730
Deferred income taxes	(1,435)	(4,367)	(1,459)
Origination of loans held for sale	(216,868)	(114,842)	(83,741)
Unrealized gain on loans held for sale	(350)	—	—
Gain on sales of loans held for sale	(4,730)	(1,694)	(1,381)
Proceeds from sale of loans held for sale	207,349	114,215	81,932
Gain on sales of loans held for investment	(222)	—	—
Depreciation and amortization of furniture, equipment and software	618	235	171
Stock dividends from the Federal Home Loan Bank	—	—	(464)
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(1,537)	828	(128)
Other assets	4,541	(1,527)	(7,541)
Accrued interest payable	258	(129)	(258)
Accounts payable and accrued liabilities	3,104	(1,641)	(2,782)

Net cash used in operating activities	(2,796)	(15,000)	(10,162)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(284,034)	(223,754)	(310,559)
Proceeds from sales of mortgage-backed securities	16,523	27,118	90,195
Proceeds from repayment of securities	323,636	284,513	113,362
Purchase of stock of the Federal Home Loan Bank	(66)	—	(2,068)
Proceeds from redemption of stock of the Federal Home Loan Bank	2,751	700	3,079
Origination of loans	(608,901)	(74,702)	(33,170)
Proceeds from sales of repossessed assets	3,484	6,650	3,124
Proceeds from sale of loans held for investment	6,911	—	—
Purchases of loans, net of discounts and premiums	(124,784)	(185,812)	(57,410)
Principal repayments on loans	163,348	93,788	94,744
Purchases of furniture, equipment and software	(3,150)	(420)	(216)

Net cash used in investing activities	(504,282)	(71,919)	(98,919)

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended June 30,
	2011	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$372,145	$319,656	$77,820
Proceeds from the Federal Home Loan Bank advances	332,000	161,000	113,000
Repayment of the Federal Home Loan Bank advances	(210,000)	(241,000)	(249,000)
Proceeds from other borrowings	2,500	—	—
Proceeds from borrowing at the Fed Discount Window	—	125,000	205,000
Repayment of borrowing at the Fed Discount Window	—	(285,000)	(45,000)
Purchase of treasury stock	—	—	(1,006)
Proceeds from exercise of common stock options	922	1,790	1
Proceeds from issuance of convertible preferred stock - Series B	—	—	1,017
Proceeds from issuance of common stock	4	15,094	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	663	789	(15)
Cash dividends on preferred stock	(309)	(611)	(594)

Net cash provided by financing activities	497,925	96,718	101,223

NET CHANGE IN CASH AND CASH EQUIVALENTS	(9,153)	9,799	(7,858)

CASH AND CASH EQUIVALENTS—Beginning of year	18,205	8,406	16,264

CASH AND CASH EQUIVALENTS—End of year	$9,052	$18,205	$8,406

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$34,164	$35,066	$41,660

Income taxes paid	$13,697	$20,174	$6,737

Transfers to other real estate and repossessed vehicles	$11,746	$5,467	$8,962

Transfers from loans held for investment to loans held for sale	$6,911	$—	$—

Adoption of fair value: securities transferred from HTM to trading	$—	$—	$11,055

Securities transferred from held-to-maturity to available for sale portfolio	$—	$1,245	$—

Preferred stock dividends declared but not paid	$—	$—	$96

LOANS

The following table sets forth the composition of the loan portfolio as of the dates indicated :

(Unaudited)	2011	2010
Mortgage loans on real estate:
Residential single family (one to four units)	$517,636	$259,790
Home equity	36,424	22,575
Residential multifamily (five units or more)	647,381	370,469
Commercial and land	37,985	33,553
Consumer - Recreational vehicle	30,407	39,842
Other	66,582	62,875

Total	1,336,415	789,104
Allowance for loan losses	(7,419)	(5,893)
Unaccreted discounts and loan fees	(3,895)	(8,312)

Net mortgage loans on real estate	$1,325,101	$774,899

INVESTMENT SECURITIES

The amortized costs, carrying amount and fair value for the major categories of investment securitites trading, available for sale, and held to maturity were:

	Trading	Available for sale				Held to maturity
	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
(Unaudited)	June 30, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$60,212	$1,707	$—	$61,919	$77,941	$2,317	$(196)	$80,062
Non-agency [2]		74,545	9,406	(199)	83,752	246,455	15,851	(2,625)	259,681

Total mortgage-backed securities	—	134,757	11,113	(199)	145,671	324,396	18,168	(2,821)	339,743

Other debt securities:
U.S. agencies [1]	—	—	—	—	—	9,976	—	(149)	9,827
Municipal	—	—	—	—	—	36,254	1,517	(55)	37,716
Non-agency	5,053	—	—	—	—	—	—	—	—

Total other debt securities	5,053	—	—	—	—	46,230	1,517	(204)	47,543

Total debt securities	$5,053	$134,757	$11,113	$(199)	$145,671	$370,626	$19,685	$(3,025)	$387,286

	June 30, 2010
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$56,933	$1,346	$—	$58,279	$35,317	$528	$(229)	$35,616
Non-agency [2]	—	109,659	13,527	—	123,186	285,490	16,222	(10,461)	291,251

Total mortgage-backed securities	—	166,592	14,873	—	181,465	320,807	16,750	(10,690)	326,867

Other debt securities:
U.S. agencies [1]	—	60,966	2	(3)	60,965	—	—	—	—
Non-agency	4,402	—	—	—	—	—	—	—	—

Total other debt securities	4,402	60,966	2	(3)	60,965	—	—	—	—

Total debt securities	$4,402	$227,558	$14,875	$(3)	$242,430	$320,807	$16,750	$(10,690)	$326,867

[1]	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
[2]	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS

Deposit accounts are summarized as follows:

(Unaudited)	2011		2010
	Amount	Rate*	Amount	Rate*
Non-interest bearing	$7,369	0.00%	$5,441	0.00%
Interest bearing:
Demand	76,793	0.75%	63,962	0.85%
Savings	268,384	0.93%	358,293	0.91%

Time deposits:
Under $100	337,937	2.24%	200,859	3.23%
$100 or more	649,842	2.15%	339,625	2.95%

Total time deposits	987,779	2.18%	540,484	3.05%

Total interest bearing	1,332,956	1.85%	962,739	2.11%

Total deposits	$1,340,325	1.84%	$968,180	2.10%

*	Based on weighted-average stated interest rates at end of period.

The following table sets forth the number of deposit accounts by type at the date indicated:

	At June 30,
(Unaudited)	2011	2010	2009	2008	2007
Checking and savings accounts	16,105	17,192	10,685	9,415	8,315
Time deposits	16,793	10,554	12,757	15,490	17,502

Total number of deposit accounts	32,898	27,746	23,442	24,905	25,817

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID

The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
(Unaudited)	2011			2010			2009
	(Dollars in thousands)
	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans 2, [3]	$1,013,645	$60,508	5.97%	$670,013	$43,697	6.52%	$635,780	$41,782	6.57%
Federal funds sold	8,407	11	0.13%	23,529	31	0.13%	4,008	34	0.85%
Interest-earning deposits in other financial institutions	384	—	0.00%	232	—	0.00%	442	15	3.39%
Mortgage-backed and other investment securities [4]	556,518	32,353	5.81%	609,697	41,780	6.85%	535,918	35,753	6.67%
Stock of the FHLB, at cost	16,845	63	0.37%	18,756	64	0.34%	19,036	194	1.02%

Total interest-earning assets	1,595,799	92,935	5.82%	1,322,227	85,572	6.47%	1,195,184	77,778	6.51%
Noninterest-earning assets	38,741			30,133			24,930

Total assets	$1,634,540			$1,352,360			$1,220,114
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$344,964	$3,015	0.87%	$447,305	$6,374	1.42%	$186,309	$4,583	2.46%
Time deposits	776,638	19,261	2.48%	413,999	14,880	3.59%	433,410	19,400	4.48%
Securities sold under agreements to repurchase	130,000	5,736	4.41%	130,000	5,726	4.40%	130,000	5,677	4.37%
Advances from the FHLB	226,005	6,263	2.77%	199,288	7,725	3.88%	333,327	11,385	3.42%
Other borrowings	5,167	147	2.84%	44,141	248	0.56%	43,679	374	0.86%

Total interest-bearing liabilities	1,482,774	34,422	2.32%	1,234,733	34,953	2.83%	1,126,725	41,419	3.68%

Noninterest-bearing demand deposits	5,813			5,533			4,170
Other noninterest-bearing liabilities	7,230			6,362			6,014
Stockholders’ equity	138,723			105,732			83,205

Total liabilities and stockholders’ equity	$1,634,540			$1,352,360			$1,220,114

Net interest income		$58,513			$50,619			$36,359

Interest rate spread [5]			3.50%			3.64%			2.83%
Net interest margin [6]			3.67%			3.83%			3.04%

[1]	Average balances are obtained from daily data.
[2]	Loans include loans held for sale, loan premiums and unearned fees.
[3]	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant.
[4]	Includes $5.5 million of investment securities which are taxed at a reduced rate.
[5]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[6]	Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID

The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended June 30,
(Unaudited)	2011			2010
	(Dollars in thousands)
	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid[2]	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid[2]
Assets:
Loans 2, [3]	$1,217,496	$17,609	5.78%	$744,457	$11,849	6.37%
Federal funds sold	6,064	2	0.13%	30,135	9	0.12%
Interest-earning deposits in other financial institutions	315	—	0.00%	109	—	0.00%
Mortgage-backed and other investment securities [4]	541,308	7,710	5.70%	581,401	8,852	6.09%
Stock of the FHLB, at cost	15,750	13	0.33%	18,480	12	0.26%

Total interest-earning assets	1,780,933	25,334	5.69%	1,374,582	20,722	6.03%
Noninterest-earning assets	48,373			37,691

Total assets	$1,829,306			$1,412,273
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$333,024	$767	0.92%	$510,953	$1,349	1.06%
Time deposits	944,485	5,251	2.22%	459,806	3,745	3.26%
Securities sold under agreements to repurchase	130,000	1,430	4.40%	130,000	1,430	4.40%
Advances from the FHLB	258,549	1,435	2.22%	167,641	1,692	4.04%
Other borrowings	5,188	36	2.78%	5,297	37	2.79%

Total interest-bearing liabilities	1,671,246	8,919	2.13%	1,273,697	8,253	2.59%

Noninterest-bearing demand deposits	5,207			7,189
Other noninterest-bearing liabilities	7,338			6,068
Stockholders’ equity	145,515			125,319

Total liabilities and stockholders’ equity	$1,829,306			$1,412,273

Net interest income		$16,415			$12,469

Interest rate spread [6]			3.56%			3.44%
Net interest margin [7]			3.69%			3.63%

[1]	Average balances are obtained from daily data.
[2]	Annualized rates.
[3]	Loans include loans held for sale, loan premiums and unearned fees.
[4]	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant.
[5]	Includes $5.5 million of investment securities which are taxed at a reduced rate.
[6]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[7]	Net interest margin represents net interest income as a percentage of average interest-earning assets.